UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 7, 2010
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BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

(e) Compensatory Arrangements

On September 7, 2010, the Company entered into new Change in Control Agreements (“Agreements”) with each of its senior executive officers, David R. Emery, Thomas M. Ohlmacher, Linden R. Evans, Anthony S. Cleberg, Steven J. Helmers, Robert A. Myers, Scott A. Buchholz and Lynette K. Wilson.  The new Agreements replace the Change in Control Agreements dated June 1, 2008, that were to expire on June 1, 2011.  The new Agreements have an expiration date of November 15, 2013.

The new Agreements were entered into at this time to reflect retirement plan changes that were effective January 1, 2010 and were previously disclosed in our Form 8-K filed on January 6, 2010.  In addition, the excise tax gross-up provisions that existed in the prior agreements were removed from the new Agreements.

The Agreement entered into with David R. Emery, our Chairman, President and Chief Executive Officer, provides for a payment equal to 2.99 times the officer’s base salary and annual incentive target if there is a Change in Control.  The Agreement entered into with each of the other senior executive officers provides for a payment equal to two (2) times the officer’s base salary plus annual incentive target if there is a Change in Control.  The specific benefits and the definition of a Change in Control are fully described in the form of Agreements.  Mr. Emery’s Agreement is attached as Exhibit 10.1 and the form of Agreement for the other senior executive officers is attached as Exhibit 10.2 to this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Change in Control Agreement dated September 7, 2010 between Black Hills Corporation and David R. Emery

10.2	Form of Change in Control Agreement dated September 7, 2010 between Black Hills Corporation and its Non-CEO Senior Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: September 9, 2010

Exhibit Index

Exhibits

10.1	Change in Control Agreement dated September 7, 2010 between Black Hills Corporation and David R. Emery

10.2	Form of Change in Control Agreement dated September 7, 2010 between Black Hills Corporation and its Non-CEO Senior Executive Officers

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